UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21734

Registrant Name:	PIMCO Global StocksPlus & Income Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker 650 Newport Center Drive Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	June 30

Date of Reporting Period:	September 30, 2018

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 5.0%
Banff Merger Sub, Inc.
TBD% due 06/21/2019 ∎		$2,300	$2,291
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		110	109
Concordia International Corp.
TBD% due 09/06/2024		300	295
Diamond Resorts International
5.968% - 5.992% due 09/02/2023		219	215
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		100	94
Envision Healthcare Corp.
TBD% due 09/26/2025		100	100
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/17/2025		200	200
Forbes Energy Services LLC
5.000% - 9.000% due 04/13/2021		73	73
Frontier Communications Corp.
6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~		99	97
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		1,400	1,047
McDermott Technology Americas, Inc.
7.242% (LIBOR03M + 5.000%) due 05/12/2025 ~		201	204
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	20
Multi Color Corp.
4.492% (LIBOR03M + 2.250%) due 10/31/2024 ~		3	3
Neiman Marcus Group Ltd.
5.370% due 10/25/2020		250	232
PetSmart, Inc.
5.120% (LIBOR03M + 3.000%) due 03/11/2022 ~		20	18
Sequa Mezzanine Holdings LLC
7.186% (LIBOR03M + 5.000%) due 11/28/2021 ~		40	39
11.200% (LIBOR03M + 9.000%) due 04/28/2022 ~«		320	317
Verscend Holding Corp.
6.742% (LIBOR03M + 4.500%) due 08/27/2025 ~		30	30
West Corp.
6.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		9	9
Westmoreland Coal Co.
TBD% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ~∎		391	399

Total Loan Participations and Assignments (Cost $5,985)			5,792

CORPORATE BONDS & NOTES 43.3%
BANKING & FINANCE 20.4%
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~(n)		1,000	520
Ambac Assurance Corp.
5.100% due 06/07/2020		13	17
Ambac LSNI LLC
7.396% due 02/12/2023 •		120	121
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,500	1,906
Athene Holding Ltd.
4.125% due 01/12/2028		$10	9
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		30	31
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		24	23
5.000% due 04/20/2048		14	13
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	400	484
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		700	248
Barclays Bank PLC
14.000% due 06/15/2019 •(j)	GBP	100	141
Barclays PLC
6.500% due 09/15/2019 •(j)(k)	EUR	600	719
7.875% due 09/15/2022 •(j)(k)(n)	GBP	1,250	1,728
Brookfield Finance, Inc.
3.900% due 01/25/2028		$18	17
4.700% due 09/20/2047		16	15

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)		200	211
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	6	7
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$50	50
6.750% due 03/15/2022		64	66
Freedom Mortgage Corp.
8.250% due 04/15/2025		14	14
HSBC Holdings PLC
6.000% due 09/29/2023 •(j)(k)	EUR	200	258
Hunt Cos., Inc.
6.250% due 02/15/2026		$6	6
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021 (n)		2,430	2,448
iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		10	10
Jefferies Finance LLC
7.500% due 04/15/2021 (n)		967	994
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		14	14
Life Storage LP
3.875% due 12/15/2027		6	6
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(j)(k)(n)	GBP	1,600	2,261
LoanCore Capital Markets LLC
6.875% due 06/01/2020 (n)		$1,400	1,418
MetLife, Inc.
5.875% due 03/15/2028 •(j)		2	2
Nationstar Mortgage LLC
6.500% due 07/01/2021		138	139
Nationwide Building Society
10.250% ~(j)	GBP	11	2,135
Navient Corp.
5.875% due 03/25/2021		$531	545
6.500% due 06/15/2022		16	17
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		10	10
Pinnacol Assurance
8.625% due 06/25/2034 «(l)		1,100	1,148
Provident Funding Associates LP
6.375% due 06/15/2025		6	6
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(j)(k)(n)		1,730	1,775
8.000% due 08/10/2025 •(j)(k)		300	319
8.625% due 08/15/2021 •(j)(k)		200	215
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(j)(k)	GBP	450	605
7.375% due 06/24/2022 •(j)(k)(n)		1,100	1,510
Societe Generale S.A.
7.375% due 12/31/2099 (c)(k)		$200	199
Stichting AK Rabobank Certificaten
6.500% (j)	EUR	140	189
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$337	80
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	592	853
WeWork Cos., Inc.
7.875% due 05/01/2025		$14	14

			23,519

INDUSTRIALS 18.7%
Air Canada Pass-Through Trust
3.700% due 07/15/2027		4	4
Altice Financing S.A.
7.500% due 05/15/2026 (n)		800	782
Altice France S.A.
7.375% due 05/01/2026 (n)		1,327	1,333
Associated Materials LLC
9.000% due 01/01/2024 (n)		1,680	1,756
BMC Software Finance, Inc.
8.125% due 07/15/2021		400	409
Centene Corp.
5.375% due 06/01/2026		2	2
Charles River Laboratories International, Inc.
5.500% due 04/01/2026		6	6
Charter Communications Operating LLC
4.200% due 03/15/2028		27	26
Cheniere Energy Partners LP
5.250% due 10/01/2025		5	5
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~		10	10

Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020		900	906
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		6	6
Community Health Systems, Inc.
5.125% due 08/01/2021 (n)		708	692
6.250% due 03/31/2023 (n)		1,497	1,428
8.625% due 01/15/2024		62	64
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(e)		470	0
CSN Resources S.A.
6.500% due 07/21/2020		830	808
CVS Pass-Through Trust
5.880% due 01/10/2028		443	467
Diamond Resorts International, Inc.
7.750% due 09/01/2023		252	260
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (n)		1,170	1,208
EI Group PLC
6.875% due 05/09/2025	GBP	10	14
Enterprise Merger Sub, Inc.
8.750% due 10/15/2026 (c)		$800	800
Exela Intermediate LLC
10.000% due 07/15/2023		23	25
Financial & Risk U.S. Holdings, Inc.
6.250% due 05/15/2026 (c)		30	30
First Quantum Minerals Ltd.
6.500% due 03/01/2024		284	261
6.875% due 03/01/2026		312	284
7.000% due 02/15/2021		116	115
Fresh Market, Inc.
9.750% due 05/01/2023 (n)		1,200	900
frontdoor, Inc.
6.750% due 08/15/2026		20	21
Full House Resorts, Inc.
8.575% due 01/31/2024 «		100	97
General Electric Co.
5.000% due 01/21/2021 •(j)		29	28
HCA, Inc.
7.500% due 11/15/2095		300	300
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		28	28
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		86	65
9.000% due 03/01/2021 ^(e)		1,052	789
9.000% due 09/15/2022 ^(e)		1,073	814
11.250% due 03/01/2021 ^(e)		75	57
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		35	35
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		300	277
9.750% due 07/15/2025		23	24
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (n)		2,313	2,255
8.125% due 06/01/2023		54	48
International Game Technology PLC
6.250% due 01/15/2027		200	203
Kinder Morgan, Inc.
7.750% due 01/15/2032		300	379
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		134	114
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		14	14
Metinvest BV
8.500% due 04/23/2026		200	191
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (h)(j)		322	6
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		60	62
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		16	16
4.500% due 03/15/2023		32	31
5.250% due 08/15/2022		3	3
5.500% due 02/15/2024		8	8
Petroleos Mexicanos
6.500% due 03/13/2027		50	51
6.750% due 09/21/2047		10	10
PetSmart, Inc.
5.875% due 06/01/2025		22	18
Platin GmbH
6.875% due 06/15/2023	EUR	100	117
QVC, Inc.
5.950% due 03/15/2043		$200	182
Radiate Holdco LLC
6.875% due 02/15/2023		10	10

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		2	2
Safeway, Inc.
7.250% due 02/01/2031		350	335
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		10	10
Sunoco LP
4.875% due 01/15/2023		16	16
T-Mobile USA, Inc.
4.750% due 02/01/2028		5	5
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		10	10
3.250% due 04/15/2022	EUR	100	121
Transocean Pontus Ltd.
6.125% due 08/01/2025		$28	29
Triumph Group, Inc.
4.875% due 04/01/2021		18	18
5.250% due 06/01/2022		4	4
UAL Pass-Through Trust
6.636% due 01/02/2024		1,182	1,243
Univision Communications, Inc.
5.125% due 05/15/2023		32	31
5.125% due 02/15/2025		9	8
Verscend Escrow Corp.
9.750% due 08/15/2026		260	269
ViaSat, Inc.
5.625% due 09/15/2025		18	17
VOC Escrow Ltd.
5.000% due 02/15/2028		12	12
WellCare Health Plans, Inc.
5.375% due 08/15/2026		15	15
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)(n)		1,755	483

			21,482

UTILITIES 4.2%
AT&T, Inc.
4.900% due 08/15/2037		72	69
5.450% due 03/01/2047		10	10
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		225	221
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		432	256
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,408	1,334
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (d)		603	176
Petrobras Global Finance BV
5.999% due 01/27/2028		26	24
6.125% due 01/17/2022		27	28
6.850% due 06/05/2115		150	129
7.375% due 01/17/2027		161	163
Rio Oil Finance Trust
9.250% due 07/06/2024		1,531	1,635
Sprint Communications, Inc.
7.000% due 08/15/2020 (n)		750	787
Sprint Corp.
7.625% due 03/01/2026		39	42

			4,874

Total Corporate Bonds & Notes (Cost $50,762)			49,875

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp.
3.375% due 08/15/2026		600	574

Total Convertible Bonds & Notes (Cost $600)			574

MUNICIPAL BONDS & NOTES 2.0%
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		40	44
7.750% due 01/01/2042		70	75
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		5	5

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	34

		169

WEST VIRGINIA 1.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	8,800	534
7.467% due 06/01/2047	1,625	1,627

		2,161

Total Municipal Bonds & Notes (Cost $2,187)		2,330

U.S. GOVERNMENT AGENCIES 40.7%
Fannie Mae
3.500% due 03/01/2048	494	487
3.834% due 03/25/2037 •(a)	332	38
3.934% due 11/25/2039 •(a)	279	35
4.084% due 01/25/2038 •(a)	431	53
4.164% due 03/25/2037 •(a)	354	44
4.184% due 12/25/2037 •(a)	428	45
4.194% due 06/25/2037 •(a)	143	12
4.234% due 04/25/2037 •(a)(n)	905	126
4.384% due 11/25/2035 •(a)	128	12
4.584% due 11/25/2036 •(a)(n)	1,773	266
4.984% due 02/25/2037 •(a)	307	41
5.766% due 07/25/2029 •	170	186
7.000% due 12/25/2023	81	86
7.500% due 06/01/2032	41	43
7.800% due 06/25/2026 ~	2	3
7.966% due 07/25/2029 •	220	267
10.516% due 12/25/2042 ~	66	73
11.098% due 08/25/2022 •	80	89
Fannie Mae, TBA
3.500% due 11/01/2048	36,000	35,391
4.000% due 11/01/2048 - 12/01/2048	5,500	5,543
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)	2,430	2,055
0.000% due 04/25/2046 (b)(h)(n)	1,033	930
0.100% due 02/25/2046 - 08/25/2046 (a)	26,288	58
0.200% due 04/25/2045 (a)	1,129	1
0.894% due 10/25/2020 ~(a)	9,846	107
4.282% due 03/15/2037 •(a)	652	93
4.412% due 09/15/2036 •(a)	370	49
4.422% due 09/15/2036 •(a)(n)	859	125
7.000% due 08/15/2023	3	4
7.366% due 10/25/2029 •	500	588

Total U.S. Government Agencies (Cost $46,957)		46,850

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.5%
Banc of America Alternative Loan Trust
12.065% due 09/25/2035 ^•(n)	1,302	1,426
Banc of America Funding Trust
3.121% due 12/20/2034 ~	338	274
3.946% due 03/20/2036 ~	476	462
5.846% due 01/25/2037 ^~	196	187
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	2	2
Bear Stearns Adjustable Rate Mortgage Trust
4.145% due 07/25/2036 ^~	272	256
Bear Stearns ALT-A Trust
3.466% due 04/25/2035 ~	171	156
3.800% due 11/25/2035 ^~	146	128
4.187% due 09/25/2035 ~	130	107
Bear Stearns Asset-Backed Securities Trust
16.212% due 03/25/2036 ^•(n)	1,710	1,531
Bear Stearns Commercial Mortgage Securities Trust
5.911% due 04/12/2038 ~	40	40
6.277% due 02/11/2041 ~	659	657
Bear Stearns Structured Products, Inc. Trust
3.531% due 12/26/2046 ~	327	297
4.106% due 01/26/2036 ~	722	636
BRAD Resecuritization Trust
2.186% due 03/12/2021 «	1,625	71
6.550% due 03/12/2021 «	304	301
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^Ø	419	351
CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	29	22
CD Mortgage Trust
5.688% due 10/15/2048	1,552	799
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.516% due 08/25/2035 •	107	107
2.896% due 10/25/2034 •	8	8

Citigroup Commercial Mortgage Trust
5.779% due 12/10/2049 ~	920	629
Citigroup Mortgage Loan Trust
3.898% due 03/25/2037 ^~(n)	410	348
4.308% due 11/25/2035 ~	1,779	1,350
Commercial Mortgage Loan Trust
6.253% due 12/10/2049 ~	583	360
Commercial Mortgage Trust
0.201% due 10/10/2046 ~(a)	77,000	524
5.505% due 03/10/2039 ~	313	204
6.308% due 07/10/2046 ~	760	775
Countrywide Alternative Loan Trust
2.456% due 12/25/2046 ^•	130	86
2.566% due 05/25/2036 ^•	1,695	914
2.876% due 10/25/2035 •(n)	740	630
3.716% due 02/25/2037 ^~	180	176
4.026% due 10/25/2035 ^~	150	131
4.934% due 07/25/2036 •(a)	1,212	290
5.500% due 08/25/2034 (n)	397	399
5.500% due 02/25/2036 ^	23	20
6.250% due 09/25/2034	67	68
13.707% due 07/25/2035 •(n)	887	965
Countrywide Home Loan Mortgage Pass-Through Trust
2.456% due 03/25/2036 •	178	172
2.996% due 02/25/2035 •	105	102
3.455% due 03/25/2037 ^~	358	302
3.734% due 10/20/2035 ^~	123	107
3.912% due 08/25/2034 ~	159	156
3.944% due 10/20/2035 ~	329	292
4.080% due 10/20/2035 ^~	139	130
4.592% due 02/20/2036 ^•	436	96
5.500% due 08/25/2035 ^	28	25
Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~	421	409
5.881% due 02/15/2039 ~	116	117
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	238	221
DBUBS Mortgage Trust
4.652% due 11/10/2046	700	549
First Horizon Alternative Mortgage Securities Trust
3.880% due 11/25/2036 ^~(n)	363	297
First Horizon Mortgage Pass-Through Trust
3.708% due 01/25/2037 ^~(n)	584	534
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	312	311
GMAC Mortgage Corp. Loan Trust
4.500% due 06/25/2034 ~	64	63
GS Mortgage Securities Trust
5.622% due 11/10/2039	182	157
GSR Mortgage Loan Trust
3.785% due 04/25/2035 ~	251	252
4.283% due 05/25/2035 ~	78	72
5.500% due 06/25/2036 ^	8	16
HarborView Mortgage Loan Trust
2.768% due 04/19/2034 •	16	15
3.380% due 11/19/2034 ~	125	114
4.065% due 08/19/2036 ^~	14	13
4.378% due 02/25/2036 ^~	32	23
HSI Asset Loan Obligation Trust
3.858% due 01/25/2037 ^~	306	266
IndyMac Mortgage Loan Trust
2.486% due 06/25/2037 ^•	1,161	1,115
2.776% due 03/25/2035 •	28	28
3.329% due 06/25/2037 ^~(n)	561	494
JPMBB Commercial Mortgage Securities Trust
0.338% due 11/15/2045 ~(a)	76,047	1,097
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047	700	502
JPMorgan Mortgage Trust
3.694% due 04/25/2037 ^~(n)	664	563
5.500% due 01/25/2036 ^	53	46
5.500% due 06/25/2037 ^	22	23
MASTR Adjustable Rate Mortgages Trust
4.100% due 11/25/2035 ^~	641	527
4.133% due 10/25/2034 ~	205	194
Merrill Lynch Alternative Note Asset Trust
2.286% due 01/25/2037 •	835	368
Merrill Lynch Mortgage Trust
6.000% due 06/12/2050 ~(n)	36	36
Morgan Stanley Capital Trust
6.328% due 06/11/2049 ~	97	98
Motel 6 Trust
9.085% due 08/15/2019 •(n)	1,549	1,576
Opteum Mortgage Acceptance Corp. Trust
2.486% due 07/25/2036 •	268	167

Prime Mortgage Trust
4.334% due 11/25/2036 •(a)		2,552	127
Provident Funding Mortgage Loan Trust
4.361% due 10/25/2035 ~		65	65
RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~		1,984	1,739
Residential Accredit Loans, Inc. Trust
4.166% due 12/26/2034 ^~		224	187
4.701% due 01/25/2036 ^~		771	702
6.000% due 09/25/2035 (n)		391	270
6.000% due 08/25/2036 ^		250	230
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		87	89
Structured Adjustable Rate Mortgage Loan Trust
3.245% due 05/25/2035 ^•(n)		1,735	1,483
3.777% due 04/25/2036 ^~		352	299
3.880% due 09/25/2036 ^~		301	235
3.897% due 01/25/2036 ^~		359	274
4.421% due 09/25/2035 ~		76	61
Structured Asset Mortgage Investments Trust
2.446% due 02/25/2036 •		411	380
2.496% due 02/25/2036 ^•		303	289
Suntrust Adjustable Rate Mortgage Loan Trust
4.280% due 01/25/2037 ^~		103	98
Theatre Hospitals PLC
3.753% due 10/15/2031 •(n)	GBP	960	1,219
WaMu Mortgage Pass-Through Certificates Trust
3.603% due 12/25/2036 ^~(n)		$393	386
3.882% due 07/25/2037 ^~		106	99
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		192	191
Wells Fargo-RBS Commercial Mortgage Trust
0.440% due 12/15/2046 ~(a)		30,000	452

Total Non-Agency Mortgage-Backed Securities (Cost $31,938)			36,207

ASSET-BACKED SECURITIES 12.2%
Adagio CLO DAC
1.000% due 04/30/2031 ~	EUR	250	247
Apidos CLO
0.000% due 07/22/2026 ~		$500	277
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(n)		600	404
Belle Haven ABS CDO Ltd.
2.587% due 07/05/2046 •		34,966	255
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	552
California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		1,400	1,466
Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	1,361
CARLYLE U.S. CLO Ltd.
1.000% due 10/15/2031 ~		600	535
Carrington Mortgage Loan Trust
2.366% due 08/25/2036 •		94	78
Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		1	676
Citigroup Mortgage Loan Trust
2.376% due 12/25/2036 •(n)		1,574	1,042
2.376% due 01/25/2037 •		185	121
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		405	252
Countrywide Asset-Backed Certificates
3.316% due 09/25/2034 •		80	79
EMC Mortgage Loan Trust
3.156% due 05/25/2039 •		146	145
Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		1	222
Lehman XS Trust
4.764% due 05/25/2037 ^Ø		148	147
Morgan Stanley ABS Capital, Inc. Trust
2.276% due 05/25/2037 •		90	83
Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		56	56
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	1,400
Soundview Home Loan Trust
2.276% due 11/25/2036 •		189	85
South Coast Funding Ltd.
2.597% due 01/06/2041 •		13,387	3,821
Structured Asset Securities Corp. Mortgage Loan Trust
2.516% due 06/25/2035 •		253	248
Symphony CLO Ltd.
6.939% due 07/14/2026 •		400	400

Washington Mutual Asset-Backed Certificates Trust
2.276% due 10/25/2036 •		106	61

Total Asset-Backed Securities (Cost $14,763)			14,013

SOVEREIGN ISSUES 4.1%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	760	525
7.820% due 12/31/2033		1,760	1,956
30.131% (BADLARPP) due 10/04/2022 ~	ARS	132	5
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		13,063	302
43.077% (ARLLMONP) due 06/21/2020 ~		29,069	821
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		540	13
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		400	10
Peru Government International Bond
6.350% due 08/12/2028	PEN	600	193
Republic of Greece Government International Bond
3.000% due 02/24/2023 Ø	EUR	33	39
3.000% due 02/24/2024 Ø		33	39
3.000% due 02/24/2025 Ø		33	38
3.000% due 02/24/2026 Ø		33	37
3.000% due 02/24/2027 Ø		33	37
3.000% due 02/24/2028 Ø		33	37
3.000% due 02/24/2029 Ø		33	37
3.000% due 02/24/2030 Ø		33	36
3.000% due 02/24/2031 Ø		33	36
3.000% due 02/24/2032 Ø		33	35
3.000% due 02/24/2033 Ø		33	34
3.000% due 02/24/2034 Ø		33	34
3.000% due 02/24/2035 Ø		33	33
3.000% due 02/24/2036 Ø		33	33
3.000% due 02/24/2037 Ø		33	33
3.000% due 02/24/2038 Ø		33	32
3.000% due 02/24/2039 Ø		33	33
3.000% due 02/24/2040 Ø		33	32
3.000% due 02/24/2041 Ø		33	32
3.000% due 02/24/2042 Ø		33	33
4.750% due 04/17/2019		100	118
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$50	13
8.250% due 10/13/2024 ^(e)		4	1
9.250% due 09/15/2027 ^(e)		62	17

Total Sovereign Issues (Cost $6,052)			4,674

	SHARES
COMMON STOCKS 2.6%
CONSUMER DISCRETIONARY 0.7%
Caesars Entertainment Corp. (f)		76,053	780

ENERGY 1.3%
Dommo Energia S.A. «(f)(l)		3,005,980	795
Dommo Energia S.A. SP - ADR «		547	20
Forbes Energy Services Ltd. «(f)(l)		5,475	32
Ocean Rig UDW, Inc. (f)		18,303	634

			1,481

FINANCIALS 0.6%
TIG FinCo PLC «(l)		431,831	709

INDUSTRIALS 0.0%
Sierra Hamilton Holder LLC «(l)		100,456	33

UTILITIES 0.0%
Eneva S.A. (f)(l)		2,076	7

Total Common Stocks (Cost $2,227)			3,010

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		121,000	26

Total Warrants (Cost $0)			26

PREFERRED SECURITIES 3.0%
BANKING & FINANCE 1.1%
OCP CLO Ltd.
0.000% due 04/26/2028 (h)		1,400	1,226

INDUSTRIALS 1.9%
Sequa Corp.
9.000% «		2,480	2,232

Total Preferred Securities (Cost $3,649)			3,458

REAL ESTATE INVESTMENT TRUSTS 2.3%
REAL ESTATE 2.3%
VICI Properties, Inc.		121,529	2,628

Total Real Estate Investment Trusts (Cost $1,779)			2,628

SHORT-TERM INSTRUMENTS 15.9%
REPURCHASE AGREEMENTS (m) 11.9%
			13,693

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.9%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (i)	ARS	474	11
Ukraine Government International Bond
9.236% due 02/28/2019 (h)(i)		$1,000	965

			976

ARGENTINA TREASURY BILLS 0.2%
0.535% due 12/28/2018 - 03/29/2019 (g)(h)	ARS	8,160	200

U.S. TREASURY BILLS 2.9%
0.003% due 11/08/2018 - 12/13/2018 (g)(h)(q)		$3,319	3,311

Total Short-Term Instruments (Cost $18,192)			18,180

Total Investments in Securities (Cost $185,091)			187,617

Total Investments 163.1% (Cost $185,091)			$187,617
Financial Derivative Instruments (o)(p) (0.7)% (Cost or Premiums, net $6,207)			(818)
Other Assets and Liabilities, net (62.4)%			(71,733)

Net Assets 100.0%			$115,066

Notes to Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

∎

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Coupon represents a yield to maturity.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$78	$795	0.69%
Eneva S.A.	12/21/2017	9	7	0.00
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	32	0.03
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,148	1.00
Sierra Hamilton Holder LLC	07/31/2017	25	33	0.03
TIG FinCo PLC	04/02/2015 - 07/20/2017	579	709	0.62

		$2,032	$2,724	2.37%

Borrowings and Other Financing Transactions

(m)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	1.750%	09/28/2018	10/01/2018	$893	U.S. Treasury Notes 1.250% due 07/31/2023	$(911)	$893	$893
RDR	2.340	09/28/2018	10/01/2018	12,800	U.S. Treasury Notes 2.125% due 12/31/2022	(13,070)	12,800	12,803

Total Repurchase Agreements						$(13,981)	$13,693	$13,696

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BPS	1.080%	09/28/2018	10/29/2018	GBP	(1,075)	$(1,400)
	2.921	09/04/2018	12/04/2018		$(422)	(423)
BRC	2.980	09/14/2018	12/14/2018		(447)	(448)
	3.335	07/25/2018	10/25/2018		(1,114)	(1,121)
	3.335	07/26/2018	10/26/2018		(600)	(604)
	3.343	07/03/2018	10/03/2018		(315)	(318)
MSB	3.741	02/05/2018	02/05/2019		(1,110)	(1,116)
NOM	2.800	09/21/2018	10/23/2018		(774)	(775)
RTA	3.529	07/31/2018	01/31/2019		(1,232)	(1,239)
	3.544	09/07/2018	03/07/2019		(1,226)	(1,229)
	3.592	09/24/2018	03/25/2019		(1,096)	(1,097)
	3.608	09/12/2018	03/12/2019		(34)	(34)
SAL	3.265	08/16/2018	10/01/2018		(580)	(582)
SOG	2.860	08/08/2018	11/08/2018		(1,191)	(1,196)
UBS	1.050	09/20/2018	10/22/2018	GBP	(2,457)	(3,203)
	1.550	07/27/2018	10/26/2018		(730)	(955)
	2.760	08/31/2018	12/03/2018		$(1,527)	(1,531)
	2.770	08/13/2018	11/13/2018		(7,232)	(7,259)
	2.770	09/05/2018	12/05/2018		(662)	(663)
	2.780	09/12/2018	12/12/2018		(3,620)	(3,625)
	2.790	07/25/2018	10/25/2018		(320)	(322)
	3.340	07/05/2018	10/05/2018		(3,078)	(3,103)

Total Reverse Repurchase Agreements						$(32,243)

(n)	Securities with an aggregate market value of $38,552 have been pledged as collateral under the terms of master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(29,681) at a weighted average interest rate of 2.692%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(o)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Purchased Options:

Options on Exchange-Traded Futures Contracts

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 October 2018 Futures	$ 2,790.000	10/19/2018	75	$19	$113	$101

Total Purchased Options					$113	$101

Written Options:

Options on Exchange-Traded Futures Contracts

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 October 2018 Futures	$ 2,935.000	10/19/2018	75	$19	$(525)	$(281)

Total Written Options					$(525)	$(281)

Futures Contracts:

Long Futures Contracts

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
E-mini S&P 500 Index December Futures	12/2018	395	$57,650	$345	$0	$(18)

Total Futures Contracts				$345	$0	$(18)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	9.222%	$1,910	$(77)	$(43)	$(120)	$0	$(9)

Interest Rate Swaps

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	12.055%	Maturity	01/04/2021	BRL	3,600	$33	$28	$61	$0	$(2)
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(235)	134	0	(1)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	140	(145)	0	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	$	50,000	(137)	87	(50)	36	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2023		150,300	5,854	(6,922)	(1,068)	89	0
Receive (5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		97,800	927	693	1,620	0	(56)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/18/2024		19,700	1,188	(1,119)	69	13	0
Receive (5)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		122,000	(427)	2,153	1,726	0	(56)
Pay (5)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	(184)	(201)	0	(7)
Receive (5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	300	(5)	(2)	(7)	0	(1)
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		2,200	9	14	23	0	(10)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	4,062	65	37	102	0	(7)
Receive (5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		300	(2)	3	1	0	(2)

							$7,572	$(5,307)	$2,265	$138	$(142)

Total Swap Agreements							$7,495	$(5,350)	$2,145	$138	$(151)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.

(p)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2018	BRL	591		$143	$0	$(3)
	11/2018	GBP	171		224	0	0
BPS	10/2018	ARS	16,942		437	30	0
	10/2018	GBP	171		225	2	0
	10/2018		$84	ARS	3,398	0	(3)
	10/2018		5,397	EUR	4,582	0	(77)
	11/2018	EUR	4,582		$5,410	77	0
	11/2018		$17	ARS	721	0	(1)
	11/2018		1,105	MXN	21,362	29	0
	12/2018	PEN	695		$209	0	(1)
CBK	10/2018	EUR	4,853		5,673	39	0
DUB	10/2018		$59	ARS	2,277	0	(4)
	12/2018		13		546	0	(1)
GLM	10/2018	BRL	161		$39	0	(1)
	10/2018		$2	ARS	87	0	0
	10/2018		40	BRL	161	0	(1)
	10/2018		316	EUR	271	0	(1)
HUS	10/2018	BRL	3,529		$861	0	(14)
	10/2018		$24	ARS	943	0	(1)
	10/2018		855	BRL	3,529	19	0
	11/2018	BRL	3,529		$853	0	(19)
JPM	10/2018	EUR	558		656	9	0
	10/2018		$3	ARS	119	0	0
	10/2018		7,613	GBP	5,779	0	(81)
	11/2018	GBP	5,779		$7,624	81	0
	01/2019		$11	ARS	408	0	(2)
NGF	10/2018		15		505	0	(3)
	12/2018		28		1,104	0	(3)
SCX	10/2018		180	GBP	139	1	0
SOG	10/2018	GBP	5,918		$7,627	0	(87)
SSB	11/2018	JPY	32,400		288	2	0
	11/2018		$301	JPY	33,300	0	(7)
UAG	10/2018		114	RUB	7,744	4	0
	11/2018		1,047		67,198	0	(26)

Total Forward Foreign Currency Contracts						$293	$(336)

Swap Agreements:

Credit Default Swaps on Asset-backed Securities - Sell Protection (1)

								Swap Agreements, at Value (3)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 6.250% due 07/25/2033	6.250%	Monthly	07/25/2033	$122	$0	$7	$7	$0

Credit Default Swaps on Credit Indices - Sell Protection (1)

								Swap Agreements, at Value (3)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
DUB	CMBX.NA.BBB-.8 Index	3.000%	Monthly	10/17/2057	$400	$(46)	$17	$0	$(29)
FBF	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(16)	9	0	(7)
GST	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	2,246	(447)	313	0	(134)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,296	(251)	67	0	(184)
	CMBX.NA.A.6 Index	2.000	Monthly	05/11/2063	500	(25)	19	0	(6)
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063	100	(14)	(7)	0	(21)
	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	100	(6)	(6)	0	(12)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	100	(5)	0	0	(5)
MYC	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	700	(41)	(41)	0	(82)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	300	(13)	(4)	0	(17)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	100	(12)	5	0	(7)

						$(876)	$372	$0	$(504)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$75,000	$0	$(305)	$0	$(305)
	Pay	3-Month USD-LIBOR	3.140	Semi-Annual	12/07/2023	100,000	0	(95)	0	(95)

							$0	$(400)	$0	$(400)

Total Return Swaps on Equity Indices

										Swap Agreements, at Value
Counterparty	Pay/ Receive (4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
JPM	Receive	NDDUEAFE Index	850	3-Month USD-LIBOR less a specified spread	Quarterly	08/14/2019	$5,128	$0	$(35)	$0	$(35)
SOG	Receive	NDDUEAFE Index	8,666	3-Month USD-LIBOR less a specified spread	Maturity	08/08/2019	51,475	0	368	368	0

								$0	$333	$368	$(35)

Total Swap Agreements								$(876)	$312	$375	$(939)

(q)

Securities with an aggregate market value of $1,266 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$100	$5,375	$317	$5,792
Corporate Bonds & Notes
Banking & Finance	0	22,371	1,148	23,519
Industrials	800	20,585	97	21,482
Utilities	0	4,874	0	4,874
Convertible Bonds & Notes
Industrials	0	574	0	574
Municipal Bonds & Notes
Illinois	0	169	0	169
West Virginia	0	2,161	0	2,161
U.S. Government Agencies	0	46,850	0	46,850
Non-Agency Mortgage-Backed Securities	0	35,835	372	36,207
Asset-Backed Securities	0	10,249	3,764	14,013
Sovereign Issues	0	4,674	0	4,674
Common Stocks
Consumer Discretionary	780	0	0	780
Energy	634	0	847	1,481
Financials	0	0	709	709
Industrials	0	0	33	33
Utilities	7	0	0	7
Warrants
Industrials	0	0	26	26
Preferred Securities
Banking & Finance	0	1,226	0	1,226
Industrials	0	0	2,232	2,232
Real Estate Investment Trusts
Real Estate	2,628	0	0	2,628
Short-Term Instruments
Repurchase Agreements	0	13,693	0	13,693
Short-Term Notes	0	976	0	976
Argentina Treasury Bills	0	200	0	200
U.S. Treasury Bills	0	3,311	0	3,311

Total Investments	$4,949	$173,123	$9,545	$187,617

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	101	138	0	239
Over the counter	0	668	0	668
	$101	$806	$0	$907

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(299)	(151)	0	(450)

Over the counter	0	(1,275)	0	(1,275)

	$(299)	$(1,426)	$0	$(1,725)

Total Financial Derivative Instruments	$(198)	$(620)	$0	$(818)

Totals	$4,751	$172,503	$9,545	$186,799

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$122	$201	$0	$0	$0	$(6)	$0	$0	$317	$(6)
Corporate Bonds & Notes
Banking & Finance	2,040	0	(900)	0	4	4	0	0	1,148	6
Industrials	96	0	0	0	0	1	0	0	97	1
Non-Agency Mortgage-Backed Securities	387	0	(9)	1	0	(7)	0	0	372	(7)
Asset-Backed Securities	1,405	2,366	0	0	0	(7)	0	0	3,764	(7)
Common Stocks
Energy	842	0	0	0	0	(27)	32	0	847	(27)
Financials	684	0	0	0	0	25	0	0	709	25
Industrials	36	0	0	0	0	(3)	0	0	33	(3)
Warrants
Industrials	31	0	0	0	0	(5)	0	0	26	(5)
Preferred Securities
Industrials	2,011	221	0	0	0	0	0	0	2,232	0

Totals	$7,654	$2,788	$(909)	$1	$4	$(25)	$32	$0	$9,545	$(23)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$317	Third Party Vendor	Broker Quote	99.000-
Corporate Bonds & Notes
Banking & Finance	1,148	Reference Instrument	Option Adjusted Spread	500.644 bps
Industrials	97	Reference Instrument	Yield	10.040
Non-Agency Mortgage-Backed Securities	372	Proxy Pricing	Base Price	4.357 - 99.046
Asset-Backed Securities	3,764	Proxy Pricing	Base Price	104.594 -135,000.000
Common Stocks
Energy	847	Other Valuation Techniques (2)	—	—
Financials	709	Discounted Cash Flow	Discounted Rate	$1.260
Industrials	33	Other Valuation Techniques (2)	—	—
Warrants
Industrials	26	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	2,232	Indicative Market Quotation	Broker Quote	$900.000

Total	$9,545

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RTA	Bank of New York Mellon Corp.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index
ARLLMONP	Argentina Blended Policy Rate	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPlus & Income Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2018